                                                                   EXHIBIT 10.20

                     FIRST AMENDMENT TO COMMERCIAL PROPERTY
                              MANAGEMENT AGREEMENT


        This FIRST AMENDMENT TO COMMERCIAL PROPERTY MANAGEMENT AGREEMENT (the "First Amendment") is made and entered into as of the 6th day of April, 2000, by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Owner"), and INSIGNIA/ESG, INC., a Delaware corporation ("Manager").

                                   WITNESSETH:

        WHEREAS, Owner and Manager entered into a certain Commercial Property Management and Leasing Agreement dated December 31, 1997 (the "Agreement") for that certain real estate project owned by Owner and improved with buildings and related parking facilities and common areas (as more fully described therein, the "Project") commonly known as The Edison Building and located in the City of St. Louis, Missouri; and

        WHEREAS, Owner has asked to terminate the Agreement effective immediately with respect to Manager's leasing and marketing rights and obligations relating to the Project, but otherwise has asked to retain Manager in connection with the management of the Project, and Manager is agreeable with such modifications to the relationship of the parties under the Agreement, in connection with which Manager is willing to waive any sixty (60) day notice period with respect to cancellation under Section 2.2(d) of the Agreement; and

        WHEREAS, words and phrases having defined meanings in the Agreement shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the date hereof, as follows:

        1. The title of the Agreement and all references to the Agreement are hereby modified to delete the words "AND LEASING" from the same, so that the same shall be entitled "Commercial Property Management Agreement."

        2. Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

           1.1 Appointment. Owner hereby appoints Manager as the manager of the Project and Manager hereby accepts such appointment upon the terms, covenants and conditions set forth herein. Manager agrees to use reasonable efforts and to cooperate with Owner's leasing agent for the Project, all at no additional cost to Owner.

        3. No cancellation fee under Section 2.2(d) of the Agreement shall be payable in connection with this First Amendment and the termination of the Agreement with respect to Manager's leasing and marketing rights and obligations relating to the Project.

        4. No cancellation fee under Section 2.3(a) of the Agreement shall be payable in connection with this First Amendment and the termination of the Agreement with respect to Manager's leasing and marketing rights and obligations relating to the Project.

        5. A new Section 2.6 is hereby added to the Agreement to read as follows:

        2.6 Termination of Leasing Obligations. Manager shall have no leasing and/or marketing rights and shall have no claims as broker with respect to the Project from and after the date hereof, except only with respect to those persons and entities whose lease proposals for a portion of the Project have been approved by Owner prior to the date hereof ("Manager Contacts"), which Manager Contact(s), as well as the terms, conditions and commission to be paid in the event a portion of the Project is leased to said Manager Contact(s), are detailed on the schedule attached hereto as EXHIBIT "1" and incorporated herein by reference.

        6. Section 4.2 of the Agreement is hereby deleted in its entirety.

        7. The language of clause (a) of Section 9.2 of the Agreement is hereby amended by deleting the reference to "Exhibit `D'" and replacing the same with a reference to "Exhibit `1'".

        8. The first grammatical sentence of Section 9.4 is hereby amended in its entirety to read as follows:

        "During the term of this Agreement, Owner shall make available to Manager finished office space (the "Management Office") on a rent-free basis in an amount not to exceed 3,000 square feet, and sufficient to allow Manager to provide first class management and construction supervision activities for the benefit of the Project."

        9. "EXHIBIT D" to the Agreement is hereby deleted in its entirety.

        10. Miscellaneous.

        a. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature, but the parties hereto agree to deliver to the other original signatures within thirty (30) days after the date of this First Amendment.

        b. Except as expressly amended and modified hereby, all of the terms and provisions of this Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

        c. This First Amendment shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, Owner and Manager have respectively signed this First Amendment to Commercial Property Management Agreement dated and effective as of the day and year first written above.

OWNER:                                                    MANAGER:

EBS Building, L.L.C.,                                     Insignia/ESG, Inc.
a Delaware limited liability company                      a Delaware corporation

By:   PricewaterhouseCoopers L.L.P.,                      By:/s/  J. John Reis
       its Manager                                           -------------------
                                                             Regional Director

       By:/s/ Keith F. Cooper
          -------------------
             Partner

                                   EXHIBIT "1"
                 MANAGER CONTACTS & COMMISSION PAYMENT SCHEDULE

A.      MANAGER ONLY; CO-BROKER NOT INVOLVED:

        DEAL TYPE - NEW LEASE (AS DESIGNATED IN THE CHART ON THE FOLLOWING
        PAGE): Manager shall be paid a commission of 5% of gross rentals to be paid by the Manager Contact during years 1 - 5 of the initial term of the lease and 3% thereafter.

        DEAL TYPE - RENEWAL (AS DESIGNATED IN THE CHART ON THE FOLLOWING PAGE):
        Manager shall be paid a commission of 2% of gross rentals to be paid by the Manager Contact during any renewal term(s) of the lease. This provision does not relate to renewals of any new lease entered into with a Manager Contact.

B.      MANAGER WITH CO-BROKER INVOLVED:

        DEAL TYPE - NEW LEASE (AS DESIGNATED IN THE CHART ON THE FOLLOWING
        PAGE): Manager shall be paid a commission of 2.5% of gross rentals to be paid by the Manager Contact during years 1 - 5 of the initial term of the lease and 1.5% thereafter. In addition, the Co-Broker shall be paid at the rate of 3.5% for years 1 - 5 and 1.5% thereafter.

        DEAL TYPE - RENEWAL (AS DESIGNATED IN THE CHART ON THE FOLLOWING PAGE):
        Manager shall be paid a commission of 2% of gross rentals to be paid by the Manager Contact during any renewal term(s) of the lease. Any fees to be paid to a Co-Broker for a renewal term shall require the prior approval of Owner on a case-by-case basis. This provision does not relate to renewals of any new lease entered into with a Manager Contact.

The term "gross rentals" as used in this Exhibit "1" shall mean and refer to the total of any annual base rent or fixed rent payable by a Manager Contact under any lease for the initial lease term or renewal lease term, as the case may be.

A commission will be considered earned if, at any time during the 90-day period following the date of this First Amendment (the "Initial Period"), Owner (but not any successor in interest to Owner) enters into a lease for vacant space in the Project with a Manager Contact as set forth below. In addition, a commission will be considered earned if at any time during the period commencing ninety-one
(91) days and ending one hundred eighty (180) days following the date of this First Amendment, Owner (but not any successor in interest to Owner) enters into a lease for vacant space in the Project with a Manager Contact, provided that
(a) the principal terms of such lease have been previously agreed to in writing by the Owner and Manager Contact prior to the end of the Initial Period, and (b) the terms of the lease entered into substantially conform to the terms agreed upon during the Initial Period.

Commissions shall be paid one-half upon execution of a new lease agreement, and one-half upon occupancy by the Manager Contact. Commissions for expansions of space and/or renewal terms shall be paid in full upon execution of the appropriate documentation.

                               ONE FINANCIAL PLAZA
                                MANAGER CONTACTS

------------------------------------------------------------------------------------------------------------
           MANAGER CONTACT                                  ADDRESS                             DEAL
                                                                                                TYPE
------------------------------------------------------------------------------------------------------------
Inflow                                  1860 Lincoln Street, Dallas, TX                   New
------------------------------------------------------------------------------------------------------------
Anheuser Busch                          701 Market Street, St. Louis, MO                  New
------------------------------------------------------------------------------------------------------------
Evans & Dixon                           100 N. Broadway, St. Louis, MO                    New
------------------------------------------------------------------------------------------------------------
Energizer, Inc.                         Ralston Purina Campus, St. Louis, MO              New
------------------------------------------------------------------------------------------------------------
SW Bell                                 1010 Pine Street, S. Louis, MO                    New
------------------------------------------------------------------------------------------------------------
Habanero Computing Solutions, Inc.      3115 S. Grand, St. Louis, MO                      New
------------------------------------------------------------------------------------------------------------
Sandberg, Phoenix, von Gontard, PC      515 N. Sixth St., St. Louis, MO                   New
------------------------------------------------------------------------------------------------------------
Lewis & Rice                            500 N. Broadway                                   New
------------------------------------------------------------------------------------------------------------
Trilinear Corp                          712 N. Second St., St. Louis, MO                  New
------------------------------------------------------------------------------------------------------------
CCMSI                                   133 S. 11th Street, St. Louis, MO                 New
------------------------------------------------------------------------------------------------------------
White Coleman                           500 Washington Ave., St. Louis, MO                Renewal
------------------------------------------------------------------------------------------------------------
The Witan Company, LLC                  500 Washington Ave., St. Louis, MO                Renewal
------------------------------------------------------------------------------------------------------------
Daniel Henry Insurance                  2350 Market Street, St. Louis, MO                 New
------------------------------------------------------------------------------------------------------------
Secure Networks                         1008 New Hampshire, Kansas City, MO               New
------------------------------------------------------------------------------------------------------------
Goldstein & Price                       100 N. Broadway, St. Louis, MO                    New
------------------------------------------------------------------------------------------------------------
Peavey Barge                            100 N. Broadway, St. Louis, MO                    New
------------------------------------------------------------------------------------------------------------
Michael Fox, Inc.                       500 Washington Ave., St. Louis, MO                Renewal
------------------------------------------------------------------------------------------------------------
Husch & Eppenberger                     100 N. Broadway, St. Louis, MO                    New
------------------------------------------------------------------------------------------------------------